UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2010

LAWSON SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

          On January 11, 2010, Lawson Software, Inc. (the “Company”) announced that it had completed its acquisition of Healthvision Solutions, Inc. ("Healthvision"), through the acquisition of privately held Quovadx Holdings, Inc. (“Quovadx”), Healthvision’s parent holding company, pursuant to the definitive Agreement and Plan of Merger (the “Agreement”), dated January 7, 2010.

          Under the Agreement, Lawson Software Americas, Inc. (a wholly owned subsidiary of the Company), through a merger with its newly created subsidiary, acquired Quovadx and its subsidiaries, including Healthvision, for $160 million in cash, which was paid out of the Company’s existing cash balances. The Agreement contains representations, warranties and covenants that are customary for a transaction of this size and nature and the final purchase price is subject to certain post-closing adjustments.

          Healthvision is a Dallas-based company providing integration and application technology and related services to hospitals and large healthcare organizations and was a portfolio company of Battery Ventures. Healthvision has three product lines: Healthvision’s Cloverleaf® integration technology, used by healthcare organizations to connect their software applications within a hospital; Healthvision’s Health Information Exchange (HIE) platform, which links healthcare networks consisting of hospitals, clinics, laboratories, pharmacies and other stakeholders including payers, partners and vendors; and their MediSuite products, an integrated suite of provider applications for laboratories, electronic health records, patient management, clinical department systems and public health and community care targeting the Canadian healthcare market.

          A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)                 Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(b)                 Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(d)     Exhibits

99.1     Press release of Lawson Software, Inc. issued January 11, 2010 relating to the close of the Company’s acquisition of Healthvision Solutions, Inc.

         This Current Report on Form 8-K contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson Software and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The Company is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to the risk factors listed in the Company’s most recent Annual Report on Form 10-K for the year ended May 31, 2009, filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date:	January 11, 2010	By: /s/ Stefan B. Schulz

Stefan B. Schulz
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)